UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 6, 2010

Silicon Graphics International Corp.

(Exact name of registrant as specified in its charter)

Delaware	000-51333	32-0047154
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

46600 Landing Parkway

Fremont, CA 94538

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (510) 933-8300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 6, 2010, Giovanni Coglitore, who was serving as Senior Vice President, Chief Products Officer of Silicon Graphic International Corp. (“SGI”) had a change in his job responsibilities as a result of some personnel changes in SGI’s engineering department. Mr. Coglitore will return to his role as Senior Vice President, SGI Labs and will no longer be an executive officer for purposes of section 16 of the Securities Exchange Act of 1934, as amended.

On January 8, 2010, David Yoffie, SGI’s Senior Vice President, Services ceased to be an officer and employee of SGI.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Silicon Graphics International Corp.

Date: January 11, 2010	By:	/s/ MAURICE LEIBENSTERN
Maurice Leibenstern
Senior Vice President, General Counsel and Corporate Secretary